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                                                                   EXHIBIT 1.1

                       IRVINE APARTMENT COMMUNITIES, L.P.

                                7% NOTES DUE 2007

                             Underwriting Agreement


                                                            September 25, 1997


J.P. MORGAN SECURITIES INC.
GOLDMAN, SACHS & CO.
MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER &
  SMITH INCORPORATED
  c/o J.P. Morgan Securities Inc.
  60 Wall Street
  New York, New York 10260

Ladies and Gentlemen:

         Irvine Apartment Communities, L.P., a Delaware limited partnership (the "Partnership"), proposes to issue and sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the principal amount of its debt securities identified in
Schedule I hereto (the "Securities"), to be issued under the indenture specified in Schedule I hereto (the "Indenture") between the Partnership and the Trustee identified in such Schedule (the "Trustee"). If the firm or firms listed in
Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

         The Partnership has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement (the file number of which is set forth in Schedule I hereto) on Form S-3, relating to, among other things, certain debt securities (the "Shelf Securities") to be issued from time to time by the Partnership. The Partnership also has filed with, or proposes to file with, the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement specifically relating to the Securities. The registration statement as amended to the date of this Agreement


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(including Post-Effective Amendment No. 1 thereto) is hereinafter referred to as the "Registration Statement" and the related prospectus covering the Shelf Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Basic Prospectus". The Basic Prospectus as supplemented by the prospectus supplement specifically relating to the Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Prospectus". Any reference in this Agreement to the Registration Statement, the Basic Prospectus, any preliminary form of Prospectus (a "preliminary prospectus") previously filed with the Commission pursuant to Rule 424 or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") on or before the date of this Agreement or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be; and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

         Irvine Apartment Communities, Inc., a Maryland corporation (the "Company"), owns a general partnership interest in the Partnership and is its sole managing general partner. The Partnership owns and operates the Properties (as defined in the Prospectus). The Partnership holds general and limited partnership interests in a partnership (the "Property Partnership") which owns one of the Properties. The Company, the Partnership and the Property Partnership are herein collectively referred to as the "REIT Entities" and all references to properties and assets of the REIT Entities include, without limitation, the Properties, unless otherwise noted. For purposes of this Agreement, (i) the Partnership and each other subsidiary (as defined in Rule 1-02 of Regulation S-X promulgated by the Commission) of the Company is deemed a "Subsidiary" of the Company and (ii) the Property Partnership and each other subsidiary (as defined in Rule 1-02 of Regulation S-X promulgated by the Commission) of the Partnership is deemed a "Subsidiary" of the Partnership.

         The Partnership hereby agrees with the Underwriters as follows:

         1. The Partnership agrees to issue and sell the Securities to the several Underwriters as hereinafter provided, and each Underwriter, on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Partnership the respective principal amount of Securities set forth




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opposite such Underwriter's name in Schedule II hereto at the purchase price set forth in Schedule I hereto plus accrued interest, if any, from the date specified in Schedule I hereto to the date of payment and delivery.

         2. The Partnership understands that the several Underwriters intend (i) to make a public offering of their respective portions of the Securities and
(ii) initially to offer the Securities upon the terms set forth in the Prospectus.

         3. Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Partnership to the Representatives, no later than noon the Business Day (as defined below) prior to the Closing Date (as defined below), on the date and at the time and place set forth in Schedule I hereto (or at such other time and place on the same or such other date, not later than the fifth Business Day (as defined below) thereafter, as you and the Partnership may agree in writing). As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City. The time and date of such payment and delivery with respect to the Securities are referred to herein as the "Closing Date".

         Payment for the Securities shall be made against delivery to the nominee of The Depository Trust Company for the respective accounts of the several Underwriters of the Securities of one or more global notes (the "Global Note") representing the Securities, with any transfer taxes payable in connection with the transfer to the Underwriters of the Securities duly paid by the Company. The Global Note will be made available for inspection by the Representatives at the office of J.P. Morgan Securities Inc. at the address set forth above not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.

         4. Each of the Partnership and the Company, jointly and severally, represents and warrants to each Underwriter that:

                  (a) the Registration Statement has been declared effective by the Commission under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Partnership and/or the Company, threatened by the Commission; the Registration Statement and Prospectus (as amended or supplemented if the Partner ship shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"); and the Registration Statement and any amendment thereto does not and will not, as of the applicable effective date, contain

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         any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, if applicable, as of its date and at the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee, and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Partnership and/or the Company in writing by such Underwriter through the Representatives expressly for use therein;

                  (b) the documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (c) Ernst & Young LLP, who have certified certain financial statements and supporting schedules of the Partnership and its Subsidiaries, and Deloitte & Touche LLP, who have certified certain financial statements of Renaissance Villas, that have been included or incorporated by reference in the Registration Statement and the Prospectus are each independent public accountants as required by the Securities Act;

                  (d) the historical financial statements of the Partnership, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Partnership and its Subsidiaries taken as a whole as of the dates indicated and the results of operations and the changes in their consolidated cash flows for the periods specified; except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a




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         consistent basis and comply with the applicable accounting requirements of the Securities Act (including, without limitation, Rule 3-14 and Rule 3-15 of Regulation S-X promulgated by the Commission), and all adjustments necessary for a fair presentation of the results for such periods have been made; the supporting schedules included or incorpo-rated by reference in the Registration Statement and the Prospectus present fairly the information required to be stated therein; the financial information and data included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements included or incorporated by reference in the Registration Statement and the Prospectus. Except as reflected or disclosed in the financial statements included in the Registration Statement or otherwise set forth in the Prospectus, the Partnership is not subject to any material indebtedness, obligation or liability, contingent or otherwise;

                  (e) the historical summaries of revenue and certain operating expenses included or incorporated by reference in the Registration Statement and the Prospectus present fairly the revenue and those operating expenses included in such summaries of the properties related thereto for the periods specified in conformity with generally accepted accounting principles; the pro forma consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectus present fairly the pro forma financial position of the Company and its Subsidiaries taken as a whole as of the dates indicated and the results of operations for the periods specified; and such pro forma financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with the audited financial statements of the Partnership and its Subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus, the assumptions on which such pro forma financial statements have been prepared were, when such pro forma financial statements were prepared, reasonable and are summarized in the notes thereto, and any such pro forma financial statements have been prepared, and the pro forma adjustments set forth therein have been applied, in accordance with the applicable accounting requirements of the Securities Act (including, without limitation, Regulation S-X promulgated by the Commission), and any such pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements;




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                  (f) since the respective dates as of which information is
         given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or long-term debt of the Partnership and its consolidated subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, or operations of the REIT Entities, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus none of the REIT Entities nor any of their Subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the REIT Entities and their Subsidiaries taken as a whole;

                  (g) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or in good standing would not have a material adverse effect on the REIT Entities, taken as a whole; other than the Partnership, the Company has no "significant subsidiaries" as defined in Rule 1-02 of Regulation S-X promulgated by the Commission (the "Significant Subsidiaries"); the Partnership has no Significant Subsidiaries;

                  (h) each of the Partnership and the Property Partnership has been duly formed, is validly existing as a limited partnership in good standing under the laws of the jurisdiction of its formation, has the power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact its business and is in good standing in California, which is the only other jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the REIT Entities taken as a whole;

                  (i) the Securities have been duly authorized, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will have been


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         duly and validly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Partnership entitled to the benefits provided by the Indenture, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; the Indenture has been duly authorized and upon effectiveness of the Registration Statement will have been duly qualified under the Trust Indenture Act and, when executed and delivered by the Partner ship and the Trustee, the Indenture will constitute a valid and binding agreement of the Operating Partnership, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and the Securities and the Indenture will conform in all material respects to the descriptions thereof in the Prospectus;

                  (j) neither the Company, the Partnership nor any of their Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, the Certificate of Incorporation or by-laws of the Company, the certificates of limited partnership of the Partnership and the Property Partnership, or the Amended and Restated Agreement of Limited Partnership of Irvine Apartment Communities, L.P. dated as of December 1, 1993, as amended (the "OP Partnership Agreement"), or the partnership agreement of the Property Partnership (the "Property Partnership Agreement"), or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the REIT Entities is a party or by which any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to the REIT Entities taken as a whole; the issue and sale of the Securities and the performance by the Partnership of all its obligations under the Securities and the Indenture and the performance by each of the Partnership and the Company of all their respective obligations under this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the REIT Entities is a party or by which any of them or their respective properties is

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         bound that is material to the REIT Entities taken as a whole, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or the by-laws of the Company, the certificates of limited partnership of the Partnership and the Property Partnership, or the OP Partnership Agreement or the Property Partnership Agreement, or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the REIT Entities or any of their respective properties; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities by the Partnership or the consummation of the transactions contemplated by the Indenture by the Partnership or this Agreement by the Partnership and the Company, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act, the Trust Indenture Act and as may be required under state securities or Blue Sky Laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (k) each of the Partnership and the Property Partnership is organized in conformity with the requirements for qualification as a partnership under the Internal Revenue Code of 1986, as amended (the "Code"), and its method of operation enables it to meet the requirements for taxation as a partnership under the Code;

                  (l) neither the Partnership nor the Company is, and, after giving effect to the offering and sale of the Securities, will be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (m) there are no legal or governmental proceedings pending or threatened to which any of the REIT Entities is a party or to which any of the Properties is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorpo-rated as required;


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                  (n) each preliminary prospectus filed as part of the
         Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder;

                  (o) the Properties are, to the best knowledge of the REIT Entities, in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), and the REIT Entities (i) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (ii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the REIT Entities, taken as a whole;

                  (p) to the best of the knowledge of the Company and the Partnership, there are no costs and liabilities associated with Environmental Laws except as disclosed in the Registration Statement, which would, singly or in the aggregate, have a material adverse effect on the REIT Entities, taken as a whole;

                  (q) the Partnership has (whether directly or indirectly through the ownership of the Property Partnership) good title in fee simple to the Properties and good title to all personal property owned as is material to the business of the REIT Entities, taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or in title policies held by the Partnership or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the REIT Entities; any real property held under lease by any REIT Entity is held by it under valid, subsisting, enforceable leases, and no default by any REIT Entity has occurred and is continuing thereunder, with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property by any REIT Entity; the operation of the buildings, fixtures and other improvements located on the Properties as presently


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         conducted is not in violation of any applicable building code, zoning ordinance or other law or regulation, except where such violation of any applicable building code, zoning ordinance or other law or regulation would not, singly or in the aggregate, have a material adverse effect on the REIT Entities, taken as a whole; neither the Company nor the Partnership has received notice of any proposed special assessment or any proposed material change in any property tax, zoning or land use laws or availability of water for irrigation affecting all or any portion of the Properties; there do not exist any material violations of any declaration of covenants, conditions and restrictions with respect to any of the Properties, nor is there any existing state of facts or circumstances or condition or event which could, with the giving of notice or passage of time, or both, constitute such a violation; and the improvements comprising any portion of the Properties (the "Improvements") are free of any and all material physical, mechanical, structural, design and construction defects and the Improvements (including, without limitation, all water, electric, sewer, plumbing, heating, ventilation, gas and air conditioning servicing the Improvements) are in good condition and proper working order and are free of material defects;

                  (r) the REIT Entities have and will maintain liability, property, casualty and other insurance policies, with respect to each of the Properties, insuring them against the risks of loss (other than with respect to loss from earthquakes) arising out of or related to their businesses, in an amount and on such terms as is adequate and appropriate for such businesses;

                  (s) all of the partnership interests of the Partnership ("OP Units") have been validly issued and are validly owned, directly or indirectly, in the percentage amounts set forth in the Prospectus by the Company and The Irvine Company; the OP Units owned, directly or indirectly, by the Company are owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (each of the foregoing a "Lien"). The Company is the sole general partner of the Partnership;

                  (t) all of the partnership interests of the Property Partnership have been validly issued and are owned of record by the Partnership and a third party; the partnership interests of the Property Partnership owned of record by the Partnership are owned free and clear of all Liens;



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                  (u) this Agreement has been duly authorized, executed and
         delivered by each of the Company and the Partnership;

                  (v) immediately after any sale of Securities by the Partnership hereunder, the aggregate amount of Securities which have been issued and sold by the Partnership hereunder and of any securities of the Partnership (other than the Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of securities registered under the Registration Statement; and

                  (w) the Partnership and the Company have complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

         5. Each of the Partnership and the Company covenants and agrees with each of the several Underwriters as follows:

                  (a) to file the Prospectus in a form approved by you pursuant to Rule 424 under the Securities Act not later than the Commission's close of business on the second Business Day following the date of determination of the offering price of the Securities or, if applicable, such earlier time as may be required by Rule 424(b);

                  (b) to furnish to each Representative and counsel for the Underwriters, at the expense of the Partnership, a signed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein and, during the period mentioned in paragraph (e) below, to furnish each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as you may reasonably request;

                  (c) from the date hereof and prior to the Closing Date, to furnish to you a copy of any proposed amendment or supplement to the Registration Statement or the Prospectus, for your review, and not to file any such proposed amendment or supplement to which you reasonably object;



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                  (d) to file promptly all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period, to advise you promptly, and to confirm such advice in writing, (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, and (iv) of the receipt by the Partnership of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof;

                  (e) if, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare, file with the Commission and furnish, at the expense of the Partnership, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Partnership) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law;

                  (f) to endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securi-


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         ties; provided that the Partnership shall not be required to file a general consent to service of process in any jurisdiction;

                  (g) to make generally available to its security holders and to you as soon as practicable an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Partnership and the Company occurring after the "effective date" (as defined in Rule 158) of the Registration Statement;

                  (h) during the period beginning on the date hereof and continuing to and including the Business Day following the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of or guaranteed by the Partnership which are substantially similar to the Securities (other than (i) the Securities and (ii) commercial paper issued in the ordinary course of business), without your prior written consent;

                  (i) to use the net proceeds received by the Partnership from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

                  (j) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Underwriters may designate (including reasonable fees of counsel for the Underwriters and their disbursements), (iv) related to any filing with the National Association of Securities Dealers, Inc., (v) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, the Preliminary and Supple-mental Blue Sky Memoranda and any Legal Investment Survey and the furnishing to Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (vi) payable to rating agencies in connection with the rating of the Securities and (vii) any expenses incurred by the Partnership and the Company in connection with a "road show" presentation to potential investors.

         6. The several obligations of the Underwriters hereunder shall be subject to the following conditions:

                  (a) the representations and warranties of the Partnership and the Company contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Partnership and the Company shall have complied with all agreements and all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date;

                  (b) the Prospectus shall have been filed with the Commission pursuant to Rule 424 within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your satisfaction;

                  (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Partnership by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                  (d) since the respective dates as of which information is given in the Prospectus there shall not have been any material change in the capital stock or long-term debt of the Company or the Partnership or any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the REIT Entities, taken as a whole, other wise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus; and neither the Company nor the Partnership has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus;

                  (e) the Representatives shall have received on and as of the Closing Date a certificate of an executive officer of the Company, in its individual capacity and in its capacity as a general partner of the Partnership, with specific knowledge about the Partnership's and the Company's financial matters, reasonably satisfactory to you to the effect set forth in subsections (a) through (c) (with respect to the respective representations, warranties, agreements and conditions of the Partnership and the Company) of this Section and to the further effect that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the REIT Entities taken as a whole from that set forth or contemplated in the Registration Statement (the officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened);

                  (f) Piper & Marbury L.L.P., Maryland counsel for the Company and the Partnership, or other Maryland counsel for the Company and the Partnership, shall have furnished to you their written opinion, dated the Closing Date, in form and substance satisfactory to you, to the effect that:

                           (i) the Company has been duly incorporated, is
                  validly existing as a corporation in good standing under the laws of the State of Maryland, and has the corporate power and authority to own its property and to conduct its business as described in the Prospectus;

                           (ii) this Agreement has been duly authorized,
                  executed and delivered by the Company in its individual capacity and in its capacity as general partner of the Partnership;

                           (iii) the Indenture has been duly authorized,
                  executed and delivered by the Company in its capacity as general partner of the Partnership;

                           (iv) the Securities have been duly authorized and
                  executed by the Company in its capacity as general partner of the Partnership;

                           (v) the execution and delivery by the Company, in its
                  individual capacity and in its capacity as general partner of the Partnership, of this Agreement, the Indenture and the Securities, and the performance by the Company of its obligations under this Agreement, will not contravene any provision of applicable law or the charter or by-laws of the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency of the State of Maryland is required for the performance by the Company of its obligations under this Agreement (excluding the securities or Blue Sky laws of the State of Maryland, as to which such counsel need not express any opinion); and

                           (vi) the OP Partnership Agreement has been duly
                  authorized, executed and delivered by the Company in its capacity as general partner of the Partnership.

                  In rendering the foregoing opinions, Piper & Marbury, L.L.P. or other Maryland counsel for the Company and the Partnership may state that their opinion relates only to the laws of the State of Maryland.

                  (g) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, special counsel for the Company and the Partnership, or other special counsel for the Company and the Partnership, dated the Closing Date, to the effect that:

                           (i) based solely on certificates of public officials,
                  such counsel confirms that the Company is qualified to do business in the State of California; to the best of such counsel's knowledge, other than the Partnership, the Company has no Significant Subsidiaries;

                           (ii) the Partnership has been duly formed, is validly
                  existing as a limited partnership in good standing under the laws of the State of Delaware and has the power and authority to own, lease and operate its property and to conduct its business as described in the Prospectus; based solely on certificates of public officials, such counsel confirms that the Partnership is qualified to do business in the State of California;

                           (iii) assuming due authorization, execution and
                  delivery of this Agreement by the Company in its capacity as general partner of the Partnership, this Agreement has been duly authorized, executed and delivered by the Partnership;

                           (iv) the Indenture has been duly qualified under the
                  Trust Indenture Act and, assuming due authorization, execution and delivery by the Company in its capacity as general partner of the Partnership, is a valid and binding agreement of the Partnership, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                           (v) assuming due authorization by the Company in its
                  capacity as general partner of the Partnership, the Securities, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Partnership, enforceable in accordance with their respective terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability;

                           (vi) assuming due authorization, execution and
                  delivery by the Company in its capacity as general partner of the Partnership, the execution and delivery by the Partnership of, and the performance by the Partnership of its obligations under, this Agreement, the Indenture and the Securities will not contravene any provision of New York or federal law or the Delaware Revised Uniform Limited Partnership Act or the certificate of limited partnership of the Partnership, the OP Partnership Agreement, the Miscellaneous Rights Agreement (as defined in the Prospectus) or any agreement or other instrument binding upon any of the REIT Entities that is material to the REIT Entities, taken as a whole, or, to the best of such counsel's knowledge, any judgment or decree of any New York or federal governmental body, agency or court having jurisdiction over any of the REIT Entities (it being understood that such counsel expresses no opinion as to any judgment or decree of the United States Department of Housing and Urban Development ("HUD")), and no consent, approval, authorization or order of, or qualification with, any New York or federal governmental body or agency (it being understood that such counsel expresses no opinion as to any consent, approval, authorization or order of, or qualification with,
                  HUD) is required for the performance by the Partnership of its obligations under this Agreement, the Indenture or the Securities, except such as may be required by the securities, Blue Sky or real estate syndication laws of the various states in connection with the offer and sale of the Securities;

                           (vii) the statements (A) in the Prospectus under the
                  captions "Description of Notes," "Description of the Debt Securities" and "Plan of Distribution", (B) in the Registration Statement under Item 15, (C) in "Item 8 - Legal Proceedings" of the Partnership's registration statement on Form 10 incorporated by reference in the Registration Statement, (D) in "Item 1 - Legal Proceedings" of Part II of the Partnership's quarterly reports on Form 10-Q, filed since such Form 10, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                           (viii) such counsel does not know of any legal or
                  governmental proceedings pending or threatened to which any of the REIT Entities or any of the Properties is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required;

                           (ix) each of the Partnership and the Property
                  Partnership is currently organized in conformity with the requirements for qualification as a partnership under the Code and has been so organized since its formation, and its method of operation has satisfied the requirements for taxation as a partnership under the Code, and its proposed method of operation will enable it to continue to do so;

                           (x) the Registration Statement has been declared
                  effective under the Securities Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings therefor have been instituted by the Commission;

                           (xi) such counsel (A) is of the opinion that each
                  document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial and statistical statements and schedules included or incorporated by reference therein as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder,
                  (B) has no reason to believe that (except for financial and statistical statements and schedules as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) each part of the Registration Statement, when such part became effective, contained and, as of the date such opinion is delivered, contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (C) is of the opinion that the Registration Statement and Prospectus (except for financial and statistical statements and schedules included or incorporated by reference therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (D) has no reason to believe that (except for financial and statistical statements and schedules as to which such counsel need not express any belief) the Prospectus as of the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  In rendering the foregoing opinions, Davis Polk & Wardwell or other special counsel for the Company and the Partnership may state that (i) they have relied as to factual matters on certificates of one or more officers of the Company and (ii) their opinion relates only to the federal laws of the United States, the laws of the State of New York and the Revised Uniform Limited Partnership Act of the State of Delaware.

                  (h) The Underwriters shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Underwriters, dated the Closing Date, with respect to the validity of the Indenture and the Securities, the Registration Statement, the Prospectus and such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

                  With respect to subparagraph 6(g)(xi) above, Davis Polk & Wardwell may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

                  The opinions of Piper & Marbury L.L.P. or other counsel for the Company and the Partnership described in paragraph 6(f) and of Davis Polk & Wardwell or other special counsel for the Company and the Partnership described in paragraph 6(g) above each shall be rendered to the Underwriters at the request of the Company and the Partnership and shall so state therein.

                  (i) on the date hereof and on the Closing Date, Ernst & Young LLP shall have furnished to you letters, dated such date, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference in the Registration Statement and the Prospectus;

                  (j) on or prior to the Closing Date, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

         7. The Partnership and the Company, jointly and severally, hereby agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Partnership and the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Partnership and/or the Company in writing by such Underwriter through the Representatives expressly for use therein, provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Partnership shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Partnership with Section 5(b) hereof.

         Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Partnership, the Company and its directors, each of the officers of the Company who signs the Registration Statement and each person who controls the Company or the Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Partnership and the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Partnership or the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus. For purposes of this Section 7 and Section 4(a), the only written information furnished by the Underwriters to the Operating Partnership and the Company expressly for use in the Registration Statement and the Prospectus is (a) the information in the last paragraph on the cover page of the prospectus supplement forming a part of the Prospectus specifically relating to the Securities, (b) the information regarding stabilization on the inside front cover page of the prospectus supplement forming a part of the Prospectus specifically relating to the Securities and (c) the information in the third and sixth paragraphs and the second sentence of the fourth paragraph under the caption "Underwriting" in the prospectus supplement forming a part of the Prospectus.

         If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemni-fied Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of Underwriters shall be designated in writing by the first of the named Representatives on
Schedule I hereto and any such separate firm for the Partnership or the Company, its directors, its officers who sign the Registration Statement and such control persons of the Partnership or the Company or authorized representatives shall be designated in writing by the Partnership or the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

         If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Partnership and the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership and the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Partnership and the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Securities (before deducting expenses) received by the Partnership and the total underwriting discounts and the commissions received by the Underwriters bear to the aggregate public offering price of the Securities. The relative fault of the Partnership and the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Partnership or the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Partnership, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the

Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amount of the Securities set forth opposite their names in
Schedule I hereto, and not joint.

         The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Partnership and the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Partnership, the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Securities.

         8. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Representatives, by notice given to the Partnership and the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of or guaranteed by the Company or the Partnership shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

         9. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase under this Agreement, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-tenth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased, and arrangements satisfactory to you, the Partnership and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Partnership or the Company. In any such case either you or the Partnership shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Partnership or the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason either the Partnership or the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Partnership and the Company agree to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of Securities.

         11. This Agreement shall inure to the benefit of and be binding upon the Partnership, the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         12. Any action by the Underwriters hereunder may be taken by you jointly or by the first of the named Representatives set forth in Schedule I hereto alone on behalf of the Under writers, and any such action taken by you jointly or by the first of the named Representatives set forth in Schedule I hereto alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given at the address set forth in Schedule II hereto. Notices to the Partnership and the Company shall be given to it at 550 Newport Center Drive, Suite 300, Newport Beach, California 92660,
Attention: James E. Mead (Telephone: (714) 720-5500).

         13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.


                                        Very truly yours,

                                        IRVINE APARTMENT COMMUNITIES, L.P.

                                        By:  IRVINE APARTMENT COMMUNITIES, INC.,
                                             its sole general partner


                                        By:  /s/ SHAWN HOWIE
                                             -----------------------------------
                                             Name: Shawn Howie
                                             Title: Vice President, Corporate
                                                    Finance, and Controller


                                        IRVINE APARTMENT COMMUNITIES, INC.


                                        By:  /s/ SHAWN HOWIE
                                             -----------------------------------
                                             Name: Shawn Howie
                                             Title: Vice President, Corporate
                                                    Finance and Controller

Accepted:  September  25, 1997

J.P. MORGAN SECURITIES INC.
GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


By:  J.P. MORGAN SECURITIES INC.


By: /s/ KEYSHA BAILEY
    -----------------------------------
    Name: Keysha Bailey
    Title: Vice President

                                                                     SCHEDULE I


Representatives:           J.P. Morgan Securities Inc., Goldman, Sachs & Co. and
                           Merrill Lynch, Pierce, Fenner & Smith Incorporated


Underwriting Agreement
 dated:                    September 25, 1997


Registration Statement
 No.:                      333-27181


Title of Securities:       7% Notes due 2007 of Irvine Apartment Communities,
                           L.P.


Aggregate principal
amount:                    $100,000,000


Purchase Price:            98.558% of the principal amount of the
                           Securities, plus accrued interest, if any, from October 1, 1997 to the Closing Date.


Price to Public:           99.208% of the principal amount of the
                           Securities, plus accrued interest, if any, from October 1, 1997 to the Closing Date.

Indenture:                 Indenture dated as of October 1, 1997 between the
                           Partnership and First Trust of California, National
                           Association, as Trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of October 1, 1997 between the Partnership and the Trustee.

Maturity:                  October 1, 2007


Interest Rate:             7% per annum


Interest Payment Dates:    April 1 and October 1, commencing
                           April 1, 1998


Closing Date and
Time of Delivery:          9:00 a.m., October 1, 1997


Closing Location:          Skadden, Arps, Slate, Meagher & Flom LLP
                           919 Third Avenue
                           New York, New York 10022


Address for Notices        J.P. Morgan Securities Inc.
 to Underwriters:          60 Wall Street
                           New York, New York  10260
                           Attention:  Syndicate Desk

                                                                SCHEDULE II






                                                              Principal Amount
                                                                of Securities
Underwriter                                                    To Be Purchased
-----------                                                   ----------------

J.P. Morgan Securities Inc...........................            $ 60,000,000
Goldman, Sachs & Co..................................              20,000,000
Merrill Lynch, Pierce, Fenner & Smith
              Incorporated...........................              20,000,000
                                                                 ------------
                                  Total..............            $100,000,000
                                                                 ============
